UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

YULONG ECO-MATERIALS LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YULONG ECO-MATERIALS LTD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the 2015 Annual Meeting of Shareholders

DATE:	December 18, 2015
TIME:	at 10:00 a.m. Beijing Time (same as on December 17, 2015 at 9:00 p.m. U.S. Eastern Standard Time)
LOCATION:	Eastern End of Xiwuzhuang Village, Jiaodian Town, Xinhua Area, Pingdingshan, Henan Province, People’s Republic of China

CONTROL NO.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.

Only stockholders of record at the close of business on October 27, 2015 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE (A) “FOR” EACH OF THE DIRECTOR NOMINEES SET FORTH IN PROPOSAL 1; (B) “FOR” PROPOSALS 2, 3 AND 4; AND (C) “3 YEARS” FOR PROPOSAL 5. IN HIS DISCRETION, THE PERSON DESIGNATED AS PROXY IS AUTHORIZED TO VOTE ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

The purposes of this meeting are as follows:

1.	To elect the following directors:

1. Yulong Zhu	2. Alice Io Wai Wu	3. Michael W. Harlan
4. Wenge Du	5. Guosheng Liu	6. Qiang Liu

2.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016.

3.	To approve the Company’s 2015 Equity Incentive Plan.

4.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
5.	To hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation.

6.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

HOW TO ACCESS THE PROXY MATERIALS

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: http://www.hivedms.com/yeco

HOW TO VOTE You may cast your vote using any of the following methods:
BY INTERNET	www.proxypush.com/itc On the above website, you can vote by clicking “Vote” and then entering the control number above as directed.
BY PHONE	866-702-2536
BY MAIL	Send a paper proxy voting card by mail. You may request a proxy card by contacting our transfer agent, Interwest Transfer Company, at (801) 272-9294 or info@interwesttc.com.
IN PERSON	Vote in person at the meeting.

TO ORDER A PAPER COPY OF THE PROXY MATERIALS:

If you want to receive a paper copy of the proxy materials you must request a copy by sending a message to mchen@lkpgl.com. Please include the control number listed above with your request. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, on or before November 30, 2015.